SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        SIGNET STUDENT LOAN TRUST 1996-A
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)


                                AMENDMENT NO. 1

The undersigned registrant hereby amends its Current Report on Form 8-K dated Decemeber 26, 1997, which was filed with the Securities and Exchange Commisiion on February 3, 1998, to include Item VII. Waterfall for Distributions which was inadvertently left out of the original filing.


                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized.


                        SIGNET STUDENT LOAN TRUST 1996-A

                        By:    SIGNET BANK

                        By:     /s/ Mary Whittaker
                           ------------------------------
                                 Mary Whittaker
                                 Vice President


Date:  February 4, 1998

Item 7 (c)          Exhibits.
                    ---------

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Signet Student Loan Trust 1996-A Statement to Noteholders and Certificateholders for the period from November 1, 1997 to November 30, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K







                        SIGNET STUDENT LOAN TRUST 1996-A
             (Exact name of registrant as specified in its charter)
               (Administrator of Signet Student Loan Trust 1996-A)

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VII.   Waterfall for Distributions
                                                                                                                    Remaining
                                                                                                                  Funds Balance
                                                                                                                 --------------
       A    Monthly Available Funds remaining from Prior Monthly Collection Periods        $7,655,753.83          $7,655,753.83

       B    Monthly Available Funds for Current Monthly Period                             $8,479,477.21         $16,135,231.04

       C    Draws from Reserve Fund                                                                $0.00         $16,135,231.04

       D    Servicing Fees due for Current Monthly Period and unpaid from Prior Months       $368,061.96         $15,767,169.08

       E    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                      $11,777.98         $15,755,391.10

       F    Noteholders' Interest Distribution Amount
            I                        Class A-1                                               $991,881.25         $14,763,509.85
            ii                       Class A-2                                               $837,689.03         $13,925,820.82
                                                                                           -------------
            iii                      Total Noteholders' Interest Distribution              $1,829,570.28

       G    Certificateholders' Interest Distribution Amount                                  $81,811.51         $13,844,009.30

       H    Monthly Available Funds Remaining                                             $13,844,009.30


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